LEUTHOLD ASSET ALLOCATION FUND

                          Supplement to the Prospectus
                             dated January 31, 1997


        Beginning September 1, 1997 investors may purchase shares of the Fund through programs of services offered or administered by broker-dealers, financial institutions or other service providers with whom the Fund has contracted ("Processing Intermediaries"). Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may only accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge is retained by the Processing Intermediary and is not remitted to the Fund or the Adviser. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

        Certain Processing Intermediaries may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If payment is not received within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses.


                The date of this Supplement is September 1, 1997